UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 30, 2007
(Date of Earliest Event Reported)

AMERICAN COMMERCIAL LINES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51562 (Commission File Number)	73-3177794 (IRS Employer Identification Number)

1701 East Market Street, Jeffersonville, Indiana 47130
(Address of principal executive offices) (Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.02 Termination of Material Definitive Agreement
On February 1, 2007, American Commercial Lines Inc.’s wholly-owned subsidiary, American Commercial Lines LLC (“ACL LLC”) discharged the Indenture, dated as of February 11, 2005, as supplemented (the “Indenture”) among ACL LLC, ACL Finance Corp., a Delaware corporation (together with ACL LLC the “Issuers”), each of the guarantors party thereto and Wilmington Trust Company, as trustee (the “Trustee”) following the completion of the previously announced cash tender offer and consent solicitation for any and all of the outstanding 9.5% Senior Notes due 2015 (CUSIP Nos. 02519QAB8, 02519QAA0) (the “Notes”). As of 5:00 p.m., New York City time, on January 30, 2007, holders of $119,500,000, or 100% of the outstanding principal amount, of the Notes validly tendered their Notes and delivered consents to the proposed amendments to the Indenture. Accordingly, all of the Notes previously issued and authenticated under the Indenture were delivered by the Issuers to the Trustee and cancelled.
Prior to discharging the Indenture, the Issuers, each of the guarantors a party thereto and the Trustee executed a Second Supplemental Indenture, dated as of January 30, 2007 (“the “Second Supplemental Indenture”) to eliminate substantially all of the restrictive covenants, several affirmative covenants and certain events of default contained in the Indenture, and to modify the covenant regarding mergers, consolidations and transfers of the Issuers’ properties and assets.
The Second Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders
See Item 1.02 above.
Item 8.01 Other Events.
A copy of American Commercial Line Inc.’s press release announcing the results of the tender offer and consent solicitation described in Item 1.02 above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
Number	Description

4.1	Second Supplemental Indenture, dated as of January 30, 2007, among American Commercial Lines LLC, ACL Finance Corp., each of the guarantors party thereto and Wilmington Trust Company, as trustee.

99.1	Press release, dated January 30, 2007, issued by American Commercial Lines Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
By:	/s/ Larry M. Cuculic
Larry M. Cuculic
Vice President, Legal

Dated: February 2, 2007

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Second Supplemental Indenture, dated as of January 30, 2007, among American Commercial Lines LLC, ACL Finance Corp., each of the guarantors party thereto and Wilmington Trust Company, as trustee.

99.1	Press release, dated January 30, 2007, issued by American Commercial Lines Inc.